UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 14, 2008

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Celadon Group, Inc. 2006 Omnibus Incentive Plan

On August 22, 2008, the Board of Directors of Celadon Group, Inc., a Delaware corporation (the "Company"), approved an amendment to the Company's 2006 Omnibus Incentive Plan (the "Incentive Plan"), subject to stockholder approval, to increase the number of shares of the Company's common stock reserved and available for issuance of stock grants, options, and other equity awards to the Company's employees, directors, and consultants, by 1,000,000 shares (the "Incentive Plan Amendment").  On November 14, 2008, at the Company's 2008 Annual Meeting of Stockholders, the Company's stockholders approved the adoption of the Incentive Plan Amendment.  A summary of the terms and conditions of the amendment to the Incentive Plan is set forth in the Company's fiscal 2008 Proxy Statement as filed with the Securities and Exchange Commission on October 3, 2008 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: November 20, 2008	By:	/s/ Paul Will
Paul Will
Vice Chairman, Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer